                                                             Form S-8, June 1998


                           TRANSOCEAN OFFSHORE, INC.

                               Power of Attorney
                               -----------------

     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8 ("the Registration Statement") with any amendment or amendments thereto (including post-effective amendments), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to the Registration Statement, in each case as may be necessary or appropriate in connection with the registration of shares of common stock, par value $.01 per share, of the Company for issuance under the Company's Long-Term Incentive Plan or Employee Stock Purchase Plan.

     NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of June, 1998.


                                             /s/ W. Dennis Heagney
                                             __________________________

                                                             Form S-8, June 1998


                           TRANSOCEAN OFFSHORE, INC.

                               Power of Attorney
                               -----------------

     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8 ("the Registration Statement") with any amendment or amendments thereto (including post-effective amendments), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to the Registration Statement, in each case as may be necessary or appropriate in connection with the registration of shares of common stock, par value $.01 per share, of the Company for issuance under the Company's Long-Term Incentive Plan or Employee Stock Purchase Plan.

     NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of June, 1998.


                                             /s/ Ronald L. Kuehn, Jr.
                                             __________________________

                                                             Form S-8, June 1998


                           TRANSOCEAN OFFSHORE, INC.

                               Power of Attorney
                               -----------------

     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8 ("the Registration Statement") with any amendment or amendments thereto (including post-effective amendments), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to the Registration Statement, in each case as may be necessary or appropriate in connection with the registration of shares of common stock, par value $.01 per share, of the Company for issuance under the Company's Long-Term Incentive Plan or Employee Stock Purchase Plan.

     NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of June, 1998.


                                             /s/ Fridtjof Lorentzen
                                             __________________________

                                                             Form S-8, June 1998


                           TRANSOCEAN OFFSHORE, INC.

                               Power of Attorney
                               -----------------

     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8 ("the Registration Statement") with any amendment or amendments thereto (including post-effective amendments), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to the Registration Statement, in each case as may be necessary or appropriate in connection with the registration of shares of common stock, par value $.01 per share, of the Company for issuance under the Company's Long-Term Incentive Plan or Employee Stock Purchase Plan.

     NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of June, 1998.


                                             /s/ Max L. Lukens
                                             __________________________

                                                             Form S-8, June 1998


                           TRANSOCEAN OFFSHORE, INC.

                               Power of Attorney
                               -----------------

     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8 ("the Registration Statement") with any amendment or amendments thereto (including post-effective amendments), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to the Registration Statement, in each case as may be necessary or appropriate in connection with the registration of shares of common stock, par value $.01 per share, of the Company for issuance under the Company's Long-Term Incentive Plan or Employee Stock Purchase Plan.

     NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of June, 1998.


                                             /s/ Martin B. McNamara
                                             __________________________

                                                             Form S-8, June 1998


                           TRANSOCEAN OFFSHORE, INC.

                               Power of Attorney
                               -----------------

     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8 ("the Registration Statement") with any amendment or amendments thereto (including post-effective amendments), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to the Registration Statement, in each case as may be necessary or appropriate in connection with the registration of shares of common stock, par value $.01 per share, of the Company for issuance under the Company's Long-Term Incentive Plan or Employee Stock Purchase Plan.

     NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of June, 1998.


                                             /s/ Kristian Siem
                                             __________________________